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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report: November 24, 1999
              Date of earliest event reported: November 23, 1999
                            _______________________



                           BRADLEY REAL ESTATE, INC.
            (Exact name of Registrant as specified in its charter)


          MARYLAND                  1-10328                04-6034603
(State or other jurisdiction    (Commission File        (I.R.S. Employer
      of incorporation)             Number)            Identification No.)


                40 SKOKIE BOULEVARD, NORTHBROOK, ILLINOIS 60062
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (847) 272-9800
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Item 5.   Other Events.
          ------------

     On November 23, 1999, Bradley Real Estate, Inc. issued a press release announcing the adoption of a share repurchase program, which is attached as
Exhibit 99.1 and incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     The following exhibits are filed with this report.

     NUMBER    DESCRIPTION
     ------    -----------

      99.1 Press Release issued November 23, 1999 announcing the adoption of a share repurchase program.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BRADLEY REAL ESTATE, INC.




Date: November 24, 1999     By: /s/ Thomas P. D'Arcy
                                -----------------------------------
                                Thomas P. D'Arcy
                                Chairman, President and Chief Executive Officer


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